Exhibit 99.1

 Investor Presentation March 2019  Sensient Technologies Corporation

 sensient.com  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the pace and nature of new product introductions by the Company and the Company’s customers; the Company's ability to successfully implement its strategy to create sustainable, long-term shareholder value; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts; the effectiveness of the Company’s past restructuring activities; changes in costs or availability of raw materials, including energy; industry and economic factors related to the Company’s domestic and international business; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors, including increased intensity of competition; the loss of any customers in certain product lines in which our sales are made to a relatively small number of customers; product liability claims or product recalls; the costs of compliance, or failure to comply, with laws and regulations applicable to our industries and markets; changing consumer preferences and changing technologies; currency exchange rate fluctuations; estimates related to the Tax Cuts and Jobs Act and its effects on our results; and failure to complete and integrate future acquisitions or dispositions. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition and results of operations. This document contains time-sensitive information that reflects management’s best analysis only as of the date of this document. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized. Additional information regarding these risks can be found in our most recent Annual Report on Form 10-K and subsequent reports that we file with the SEC.  FORWARD-LOOKING STATEMENTS

 sensient.com  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted operating income and adjusted diluted EPS from continuing operations (which exclude restructuring and other costs as well as the impact of the Tax Cuts and Jobs Act (“2017 Tax Legislation”)) and (2) percentage changes in adjusted revenue, adjusted operating income, and adjusted diluted EPS on a local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars). The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report (including the GAAP to non-GAAP reconciliation found at the end of this report) and the Company’s SEC filings.  NON-GAAP FINANCIAL MEASURES

Innovative Technologies Creating Unique Solutions



- Ingredient solutions serving Food & Beverage, Personal Care, and Industrial markets
- Applications expertise and solutions-based selling
- High impact relative to cost
- Technically-driven products that are difficult to replace
- Stable and consistent end-market demand
- Strong consumer trends
- Opportunities to expand through M&A

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Global Revenues


41%
2018
Revenue
$1.4 B
59%

Flavors & Fragrances

Sweet
Savory
Beverage
Natural Ingredients
Fragrance
Bionutrients

Color

Food & Beverage Colors
Personal Care Ingredients
Digital Inks & Technical Colors
Pharmaceutical Excipients

SENSIENT®

Sensient's three reportable segments are the Flavors & Fragrances Group and the Color Group, which are managed on a product basis, and the Asia Pacific Group, which is managed on a geographic basis. This slide presents Sensient's total 2018 revenues on a product basis (which is not how it manages its reportable segments) in order to provide additional information regarding our underlying operating results. Global Revenues include intercompany sales which are eliminated on a consolidated basis.

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 Geographic Revenue  North America 52%Europe 25%Asia Pacific 15%RoW 8%  sensient.com  Sales information provided by geographic location is portrayed based on sales to third party customers.

 Sensient Colors  sensient.com  Global market leaderGrowing end marketsUnmatched innovation & applications expertise

Color Group Markets Served

Percent of Group Revenues



12%
5%
28%
55%

	BUSINESS	POSITION	TREND
	Food & Beverage Colors	Top player	Natural colors
	Personal Care Ingredients	Top player	Continuous Innovation
	Digital Inks & Technical	Top player	Innovation, Sustainability
	Pharmaceutical Excipients	Specialty player	Natural colors & extracts

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 Color Group  sensient.com  Higher operating margin through mix improvementIncreased operating incomeWell-positioned to take advantage of strong commercial trendsCulled non-strategic, low margin business  Operating Incomeand Margins  in USD millions

 Sensient Flavors & Fragrances   sensient.com  Broad product offeringUnique ability to service global, regional, and local customersLeading technology platformsUnmatched applications expertise

 Flavors & Fragrances Group Markets ServedPercent of Group Revenues  sensient.com              18%  8%  30%  14%  7%  23%  BUSINESS  POSITION  TREND  Sweet  Top 10  Clean labels, natural flavors, extracts, sugar-free, salt-reduction, taste-masking, organic  Savory  Top 10    Beverage  Top 10    Natural Ingredients  Top player    Fragrance  Top 10  Innovation,Natural products  Bionutrients  Top player  Probiotics

 Flavors & Fragrances Group  Completed restructuring program in 2017; culled and divested non-strategic and low margin business, and consolidated manufacturing footprint to improve operating efficienciesEmphasis on high-value added product portfolio mix and cost optimization to achieve margin improvementFocus on excellent customer service levels and commercial activities to bolster sales pipeline  sensient.com

 Flavors & Fragrances Competition  sensient.com  BeverageFlavors & Systems    SavoryFlavors & Ingredients    SweetFlavors & Ingredients    Natural Ingredients     Fragrance    Bionutrients

 Asia Pacific Group  Sales of Flavors and Colors in the Asia Pacific markets are reported as a separate segment that is managed on a geographic basisManufacturing capabilities in Australia, New Zealand, China, Japan, Philippines; R&D capabilities in Singapore, Thailand, Indonesia, and ChinaAnnual revenues of $123 million and Operating Income of $21 millionExcellent long-term growth potential  sensient.com

ESG Information

Environmental	Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources. • Established 10-year goals to **reduce Energy, Water, and Hazardous Waste Intensity** by 2025 • Seed-to-shelf program focused on **sustainable supply chain** • Emphasis on new products and technologies that **reduce environmental pollution and conserve natural resources**
Social	Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities. • Sensient's Code of Conduct and Supplier Code of Conduct require **fair employment and human rights practices** • Robust product, environmental, and raw material **safety programs** designed to **exceed industry standards** • **Sustainable agriculture programs** to encourage economic development in economically under-developed areas • **Support to the communities in which we operate** through volunteerism, charitable donations, sponsorships, and educational opportunities
Governance	Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices. • Business built on a foundation of **ethics, safety and quality, and professionalism** • Committed to **board diversity and refreshment**: 2018 was our seventh year in a row as a "2020 Women on Boards Winning Company" for the number of women on our Board; six new independent directors have been added to our Board since 2013 • Executive **compensation tied to performance**, with approximately 70% of compensation at risk each year

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2018 Consolidated Results

	Q4	Full Year
Local Currency Revenue*	+0.8%	+1.1%
Local Currency Adjusted Operating Income*	(8.0%)	(6.5%)
Local Currency Adjusted EPS*	(3.6%)	+3.2%

Q4: Revenue growth driven by Food Colors, offset by softness in the Cosmetics market and certain Flavors product categories. Operating income decreased due to higher input costs and product mix in Colors, ongoing Cosmetics destocking and softness in certain Flavors product categories. Significant Flavors Group headwinds from earlier in 2018 have now subsided.

Full Year: Revenue growth driven by Food Colors, offset by carry-over restructuring impacts and softness in certain product categories and markets. Operating income declined due to higher input costs in Colors, higher onion costs and lower volumes in Flavors and Fragrances.

** Local-currency revenue, operating income, and adjusted EPS are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at sensient.com.*

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sensient.com  2018 Q4 & Full Year Segment Results  Local Currency Revenue*        Q4  Full Year  Color  4.0%  4.8%  Flavors & Fragrances  (0.5%)  (1.1%)  Asia Pacific  0.2%  0.1%  Color Group fourth quarter revenue increase driven by growth in Food Colors, partially offset by Cosmetics destocking. Operating income declined in the fourth quarter due to higher input costs and product mix.Flavors & Fragrances Group reported lower revenue and operating income in the fourth quarter due to softness in certain product categories. Significant headwinds from onion pricing and costs and post-restructuring volume declines have now subsided.  Local Currency Adjusted Operating Income*        Q4  Full Year  Color  (7.3%)  0.3%  Flavors & Fragrances  (6.7%)  (15.7%)  Asia Pacific  (5.8%)  (0.9%)  * Local-currency revenue, operating income, and adjusted EPS are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at sensient.com.

 sensient.com  Capital Allocation  Prioritize ROI capital projectsPreserve consistent dividend payoutMaintain financial flexibility to pursue M&AExcess capital returned to shareholders through opportunistic share repurchases

 2019 Financial Outlook  sensient.com  * Local-currency revenue, operating income, and adjusted EBITDA are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at sensient.com.

 Why Invest?  sensient.com  Strong competitive position‘Sticky’ business (& low portion of customer costs)Global presenceExposure to stable and growing marketsFocus on improving returns and on growth

    sensient.com  EPS Calculations may not foot due to rounding differences

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